1 Earnings Conference Call Second Quarter 2008 July 29, 2008 Exhibit 99.2

2 Table of Contents Patrick J. Moore Chairman and Chief Executive Officer Steven J. Klinger President and Chief Operating Officer Charles A. Hinrichs SVP and Chief Financial Officer Agenda Earnings summary Operations review Financial review Business outlook Q&A Presenters

3 2Q 2008 Earnings Summary Results Impacted by Higher Cost Inflation; Actions to Improve Margins ($0.09) ($0.12) $0.06 ($0.15) ($0.10) ($0.05) $0.00 $0.05 $0.10 2Q 07 1Q 08 2Q 08 Adjusted Net Income (Loss) Per Share* *Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) Included in Appendix Earnings Down Sequentially Significantly higher cost inflation Actions to Improve Margins Increase selling prices Managing commodity costs Complete strategic initiative program Close high cost Snowflake mill machine 11 additional box plant closures 1,000 future headcount reduction Improving Profit Margins in 2H 08

4 2Q 2008 Operations Review ($ in Millions) Operating Profits Impacted by Sequentially Higher Costs Seasonally Stronger Packaging Demand Per day US box shipments up 0.7% sequentially Y/Y per day US box shipments down 5% Adjusted shipments down 3% (vs. -3.7% FBA) Lower Mill Production 25,000 tons additional maintenance downtime $15 sequential earnings impact Offset other favorable timing factors Record Low Containerboard Inventories Linerboard & Box Prices Flat Sequentially Containerboard & box price increases announced $47 Higher Cost Inflation from 1Q 08 Higher energy, freight and chemical costs $96 inflation compared to 2Q 07 $74 $108 $162 $0 $50 $100 $150 $200 2Q 07 1Q 08 2Q 08 Operating Segment Profits

5 2Q 2008 Operations Review ($ in Millions) Transformation Program Remains On Track Improving Cost Structure Announced Snowflake mill closure $113 investment in capital projects Chicago plant operational; LA plant live 3Q 08 Continued plant closures, reducing headcount 29 total box plants closed; 4 additional announced 150 headcount reduction 2Q 08, 5,725 since 2005 Revised targets: • 40 total plant closures • Additional 1,000 headcount reduction Strategic Initiative Benefits On track to achieve $525 savings target 2005 2006 2007 2Q 08 2005 2006 2007 2Q 08 Key Performance Indicators Cumulative Headcount Reduction Cumulative Box Plant Closures 5,725 29 (Cumulative vs. June 2005 levels)

6 2Q 2008 Financial Review Significant Cost Inflation Impacted 2Q Results ($0.09) ($0.12) ($0.15) ($0.10) ($0.05) $0.00 $0.05 1Q08 EPS Calpine Price/Volume Inflation Timing/Downtime Other 2Q08 EPS 2Q 08 Adjusted Net Income EPS Roll-forward $0.02 ($0.11) ($0.01) 4¢ energy 4¢ freight 3¢ chemicals/fiber/other $0.05 $0.02 (4¢) downtime 3¢ employee benefits/other * Relates to a 1Q 08 charge related to Calpine Corrugated LLP that did not repeat in 2Q 08. *

7 0 50 100 150 200 250 300 350 400 2007 Prior Current Annual Cost Inflation ($ Millions) Other Labor Chemicals Freight Energy Fiber Mounting Cost Inflation in 2008 2008 Forecast 2Q 2008 Financial Review Increasing 2008 Cost Inflation Outlook Unprecedented Cost Inflation Natural gas up 36% (NYMEX) Fuel oil up 22% (Platts) Diesel up 25% (EIA) Commodity chemicals Managing Commodity Costs Hedging program Long term supply contracts Reducing energy usage Improved machine efficiency, scale * As discussed on 1Q 08 earnings call *

8 2Q 2008 Financial Review ($ in Millions) Other Financial Matters $22 Million Other Expense in 2Q 08 Capital Expenditures $113 2Q08 Debt at 6/30/08 Reported debt: $3,572 Off-balance sheet debt: $393 Cash/revolver availability: $143

9 2Q 2008 Financial Review ($ in Millions) Stable Credit Profile $0 $250 $500 $750 $1,000 1Q06 2Q06 3Q06 4Q06 1Q07 2Q07 3Q07 4Q07 1Q08 2Q08 Additional EBITDA Headroom EBITDA to Comply w/ Covenants Sufficient Headroom with Debt Covenants Actual EBITDA and Bond Covenant Minimum Key Covenants: - Sr. Secured Debt/EBITDA Max 3x - EBITDA/Interest Exp Min 2x Trailing 12 Month EBITDA * Trailing 12 Months EBITDA. * * Progress on Financial Flexibility Reduce debt $1B since 2005 Lowered interest expense Extended bond maturities Debt Increased in 2Q 08 Significant cost inflation Investment in box plant capital program Future Favorable Cash Flow Factors Price increase initiatives Increased strategic initiative benefits Sufficient Headroom with Covenants Maintain Necessary Financial Flexibility

10 Business Outlook Sequentially Higher Earnings in 3Q 08 3Q 08 vs. 2Q 08 Higher average selling prices more than offset additional cost inflation Higher mill production (24K ton less maintenance downtime) Seasonally lower energy usage Incremental strategic initiative benefits Beyond 3Q 08 Higher average selling prices Incremental strategic initiative benefits

11 Conclusion 2Q 08 Earnings Reflect a Slow Economy and Higher Cost Inflation Plans to Improve Margins Raise selling prices Transformation program Closure of additional higher cost operations Further headcount reduction Improved sales effectiveness Right Plan to Drive Long Term Shareholder Value

12 Q&A Safe Harbor This presentation contains statements relating to future results, which are forward looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected as a result of certain risks and uncertainties, including but not limited to changes in general economic conditions, pricing pressures in key product lines, seasonality and higher recycled fiber and energy costs, as well as other risks and uncertainties described in the company’s Annual Report on Form 10-K for the year ended December 31, 2007, as updated from time to time in the company’s Securities and Exchange Commission filings. Statements Relating to Non-U.S. GAAP Financial Measures During the course of this presentation, certain non-U.S. GAAP financial information will be presented. A reconciliation of that information to U.S. GAAP financial measures and additional disclosure regarding our use of non-GAAP financial measures are included in the company’s second quarter 2008 earnings press release available on the company’s website at www.smurfit-stone.com Investor Relations Contact John Haudrich (314) 656-5375

13 Appendix

14 Appendix A Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - EPS 2Q 2008 1Q 2008 2Q 2007 Net income (loss) available to common stockholders per diluted share (0.16) $ (0.06) $ (0.02) $ Non-cash foreign currency exchange (gains) losses - Canadian dollar 0.02 (0.06) 0.08 Restructuring charges 0.02 0.01 0.01 Loss on early extinguishment of debt - - 0.01 Other - 0.02 (0.02) Adjusted net income (loss) available to common stockholders per diluted share (0.12) $ (0.09) $ 0.06 $

15 Appendix B Other Expense ($ in Millions) Other Expense 1Q 2Q YTD 1Q 2Q 3Q 4Q Total Restructuring charges (income) 4 9 13 24 10 11 (29) 16 Loss on early extinguishment of debt - - - 23 5 1 - 29 Energy/hedge (1) (1) (2) (1) 2 (1) (1) (1) Loss (gain) on sale of fixed assets (3) (1) (4) - - 64 (2) 62 Foreign currency exchange (gains) losses (15) 4 (11) 5 20 22 5 52 Other 43 11 54 19 10 17 14 60 Other expense 28 $ 22 $ 50 $ 70 $ 47 $ 114 $ (13) $ 218 $ 2007 2008

16 Fiber Wood fiber 19.2 million tons OCC 2.8 million tons Energy Biomass fuel 21.9 million BTU Coal 0.8 million tons Natural gas 14.7 million BTU Fuel oil 72.6 million gallons Electricity 3.1 million MWH Chemicals Caustic soda 135K tons Corn starch 237 million pounds Appendix C Estimated Annual Usage of Key Commodities